ULTRAEUROPE PROFUND AND ULTRASHORT EUROPE PROFUND
                          SUPPLEMENT DATED MAY 1, 1999
                         TO PROSPECTUS DATED MAY 1, 1999

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

UltraEurope ProFund and UltraShort Europe ProFund will each invest its assets in money market instruments until it has at least $5,000,000 in net assets; thereafter, it will invest in accordance with its investment objective and policies.

                                                                     EURPS 05/99